SIX RIVERS NATIONAL BANK
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                  THIS AGREEMENT is entered into as of the 1st day of February, 1999, by and between SIX RIVERS NATIONAL BANK, a national banking association (the "Company"), and Michael W. Martinez (the "Employee").

                                  INTRODUCTION

                  A. Employee is a member of a select group of management or highly compensated employees of the Company.

                  B. The Company desires to retain the services of Employee and in consideration of future services to be provided by Employee to the Company the Company will pay to Employee certain future payments, subject to the limits and conditions set forth in this Agreement.

                                    AGREEMENT

                  Employee and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

                  1.1 DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                           "ANNUAL RETIREMENT BENEFIT" means the product of $21,514 multiplied by each full Year of Service, up to a maximum annual benefit of $215,136.

                           "BENEFICIARY" means a person determined under Section
         5.1 to receive benefit payments under this Agreement following Employee's death.

                           "CAUSE" means (i) a material breach by Employee of any of the terms or provisions of his Employment Agreement with the Company, (ii) the repeated neglect by Employee of his duties under the Employment Agreement or any material act of dishonesty, intentional misrepresentation or moral turpitude, including the misappropriation or embezzlement of property of the Company or a customer of the Company, the unauthorized intentional disclosure of confidential information, or a fraud by Employee in the performance of his duties as an employee of the Company, (iii) Employee is convicted of a misdemeanor involving moral turpitude or a felony, (iv) conduct that would preclude the Company's ability to bond Employee, or (v) a written finding, order or directive from any state or federal banking regulator with jurisdiction over the Company that Employee has operated the Company in an unsafe manner or ordering the removal of Employee as an executive officer of the Company.

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                           "CHANGE OF CONTROL" means (i) the closing of any
         merger, consolidation or sale of substantially all of the assets of the Company in which the Company is not the surviving entity; provided, however, if the Company's board of directors and officers remain in their positions for at least twelve months following the transaction with the same authority and control that existed prior to the transaction then this provision shall not apply, (ii) a tender offer or exchange offer for the outstanding shares of the Company as a result of which the offeror acquires in excess of 50% of the Company's outstanding shares, or (iii) a merger or consolidation of the Company with another corporation that results in the former shareholders of the Company, as they existed immediately prior to such merger or consolidation, owning in the aggregate less than 50% of the outstanding voting securities of the surviving or resulting corporation; provided, however, if the Company's board of directors and officers remain in their positions for at least twelve months following the transaction with the same authority and control that existed prior to the transaction then this provision shall not apply, or (iv) any other transaction that, although different in form, accomplishes substantially the same result as (i), (ii) or (iii).

                           "CODE" means the Internal Revenue Code of 1986, as amended.

                           "EFFECTIVE DATE" means February 1, 1999.

                           "ELECTION FORM" means the Form attached as Exhibit 1.

                           "NORMAL RETIREMENT DATE" means the later of Employee's sixty-fifth birthday or Termination of Employment.

                           "PLAN ADMINISTRATOR" means the Board of Directors of Six Rivers National Bank or their appointee.

                           "TERMINATION OF EMPLOYMENT" means that the Employee ceases to be employed by the Company for any reason whatsoever other than by reason of a leave of absence which is approved by the Company. For purposes of this Agreement, if there is a dispute over the employment status of the Employee or the date of the Employee's Termination of Employment, the Company's determination shall be conclusive.

                           "YEAR OF SERVICE" means each computation period of twelve consecutive months during which the Employee is employed on a full-time basis by the Company, inclusive of any approved leave of absence. The initial computation period shall begin on the Effective Date and ends twelve months thereafter.

                                    ARTICLE 2
                               RETIREMENT BENEFITS

                  2.1 RETIREMENT BENEFITS. Provided Employee meets the requirements for retirement benefits under this Agreement, the Company will pay to Employee the Annual Retirement Benefit for each of the fifteen years following Employee's Normal Retirement Date. Retirement benefits payable under this Agreement shall commence on the first day of the calendar month following Employee's Normal Retirement Date and shall be payable in equal monthly installments.

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                  2.2      VESTING UPON CHANGE OF CONTROL. In the event of a
Change of Control Employee shall be entitled to the maximum Annual Retirement Benefit without regard to Employee's Years of Service.

                                    ARTICLE 3
                             DEATH BENEFIT ELECTION

                  3.1 If Employee dies before receiving the full amount of retirement benefits to which Employee is entitled under Section 2.1, the Bank shall pay the remaining amount of retirement benefits to the Beneficiary. Employee may elect to have the Beneficiary receive a lump sum payment equal to the present value of the future retirement benefits determined as of the date of Employee's death, which payment shall be paid within 30 days after the Bank receives notice of Employee's death. For this purpose, the "present value of the future retirement benefits" shall be determined by using a discount rate equal to 120 percent of the applicable Federal rate (determined under Section 1274(d) of the Code) in effect as of Employee's date of death, compounded semiannually. The election available under this Article 3 must be made at the time this Agreement is signed, by signing and delivering the Election Form to the Bank. If Employee does not make the election, the unpaid retirement benefits to which Employee is entitled as of his death shall be paid to the Beneficiary at the times and in the amounts such payments would have been paid to Employee.

                  3.2 PRE-RETIREMENT DEATH BENEFIT. If the participant dies prior to reaching age 65 no benefits of any kind will be payable under the terms of this Agreement.

                  3.3 TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT OTHER THAN FOR DEATH OR TERMINATION FOR CAUSE, BUT INCLUDING DISABILITY. If termination of employment occurs other than for death or for cause, the participant shall be entitled to a termination benefit, due and payable at his otherwise Normal Retirement Date. The amount of the benefit shall be $21,514 multiplied by each full Year of Service up to a maximum annual benefit of $215,136.

                                    ARTICLE 4
                      FORFEITURE UPON TERMINATION FOR CAUSE

                  Notwithstanding any provision of this Agreement to the contrary, Employee shall forfeit his entire benefit if his employment with the Company is terminated for Cause.

                                    ARTICLE 5
                                  BENEFICIARIES

                  5.1 BENEFICIARY DESIGNATIONS. The Employee shall designate a beneficiary by filing a written designation with the Company. The Employee may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Employee and accepted by the Company during the Employee's lifetime and the designation of any person other than Employee's spouse must be accompanied by

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the written consent of Employee's spouse. The Employee's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Employee or if the Employee names a spouse as beneficiary and the marriage is subsequently dissolved. If the Employee dies without a valid beneficiary designation, all payments shall be made to Employee's estate.

                  5.2 FACILITY OF PAYMENT. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                  5.3 LUMP SUM BENEFIT OPTION. In lieu of receiving installment and or delayed payments under any of the above numbered paragraphs, the Executive (or the Executive's beneficiary in the event of the death of said Executive) may petition the PLAN ADMINISTRATOR to receive a lump sum benefit. The value of the lump sum benefit shall be the present value of the remaining installment payments as determined by using a discount rate and methodology as defined in Article 3.1 of this Agreement; it being understood that the PLAN ADMINISTRATOR shall have the final authority to either grant or reject said request.

                                    ARTICLE 6
                            EXCESS PARACHUTE PAYMENT

                  Notwithstanding any other provision of this Agreement, if any payment to be made or benefit to be provided to Employee pursuant to this Agreement, after taking into account all other payments or benefits provided by the Company to Employee, would constitute a "parachute payment" as defined in
Section 280G of the Code, then the payments to be made or benefits to be provided to Employee shall be reduced so that the aggregate present value of all parachute payments does not exceed 299% of Employee's "annualized includible compensation for the base period" (as such term is defined in Section 280G(d)(1) of the Code). The determination of any reduction in the payments or benefits to be provided to Employee shall be made by the Company and the Company's determination shall be conclusive and binding on Employee.

                                    ARTICLE 7
                          CLAIMS AND REVIEW PROCEDURES

                  7.1 CLAIMS PROCEDURE. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within ninety (90) days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial,
(2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and

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other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety (90) days.

                  7.2 REVIEW PROCEDURE. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) all opportunity to present his or her position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty (60) days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 8
                           AMENDMENTS AND TERMINATION

                  This Agreement may be amended or terminated only be a written agreement signed by the Company and the Employee.

                                    ARTICLE 9
                                  MISCELLANEOUS

                  9.1 BINDING EFFECT. This Agreement shall bind the Employee and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

                  9.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall be construed to create any express or implied employment contract between Employee and the Company nor to confer upon Employee the right to continue to be employed by the Company in any capacity. In addition, nothing contained herein, nor any action taken by either party pursuant to the terms hereof, shall be construed to create any trust or fiduciary relationship between the Company and Employee.

                  9.3 NON-TRANSFERABILITY. Except as may otherwise be required by law, no amount payable at any time under this Agreement shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind or in any manner be subject to the debts or liabilities of any persons and any attempt to

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so alienate or subject any such amount, whether payable currently or at a later date, shall be void.

                  9.4 TAX WITHHOLDING. The Company shall withhold any tax which is required to be withheld from the benefits provided under this Agreement, including but not limited to FICA, Medicare and FUTA contributions and income tax withholding on benefit payments.

                  9.5 APPLICABLE LAW. This Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

                  9.6 UNFUNDED ARRANGEMENT. The rights of Employee, any designated Beneficiary, or any other person claiming through the Employee or his designated Beneficiaries under this Agreement, shall be solely those of an unsecured general creditor of the Company, and the Company's obligation shall be an unfunded and unsecured promise to pay. Neither Employee nor his Beneficiaries or other persons shall have any rights, interests or prior claims whatsoever in any of the Company's assets. The Company's obligations under this Agreement shall be satisfied from the general assets of the Company, and any asset which may be used or acquired by the Company in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held under any trust or escrow for the benefit of Employee or his Beneficiaries, nor shall it be considered security for the performance of the obligations of the Company.

                  9.7 NOTICES. Any notice required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or if deposited in the United States mail, registered or certified mail, postage prepaid and return receipt requested, to the most recent address of the party set forth in the records of the Company or to such other address as may be designated by notice in writing pursuant to the terms of this
Section 9.7 to the other party to this Agreement.

                  9.8 ADMINISTRATION. No officer or employee of the Company or any member of its Board of Directors shall be personally liable by reason of this Agreement or any other instrument executed in connection with this Agreement by such person or on his or her behalf or in his or her capacity as an employee or member of the Board of Directors nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each such officer, employee, or Director of the Company to whom any duty or power relating to the administration or interpretation of this Agreement has been delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with this Agreement unless arising out of such person's own fraud or bad faith.

                  9.9 PROTECTIVE PROVISIONS. Employee shall cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits, taking physical examinations as the Company may deem necessary and taking other relevant action as may be requested by the Company. If Employee commits suicide during the first two years following the Effective Date, or if Employee makes any material misstatement of information or nondisclosure of medical history, then no benefits will be payable to Employee or his Beneficiary, provided that, in the Company's sole

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discretion, benefits may be payable in an amount reduced to compensate the
Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of misstatement or nondisclosure.

                  9.10 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Employee as to the subject matter hereof. No rights are granted to the Employee by virtue of this Agreement other than those specifically set forth herein.

                  IN WITNESS WHEREOF, the Employee and a duly authorized Company officer have signed this Agreement.

EMPLOYEE:                 COMPANY:

                          SIX RIVERS NATIONAL BANK

/s/ MICHAEL W. MARTINEZ   BY /s/ MARJORIE PLUM
-----------------------      -------------------------------------
    Michael W. Martinez          Marjorie Plum

                          TITLE Executive Vice President and Branch Administator
                                ------------------------------------------------


                                                      Initials of WILLIAM T. KAY
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                                    EXHIBIT 1
                                       TO
                            SIX RIVERS NATIONAL BANK
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                            LUMP SUM PAYMENT ELECTION

In the event of my death, I elect to have the present value of any unpaid benefits paid to my Beneficiary in a lump sum payment in accordance with Article 3 of the Agreement.


Signature ______________________

Date ___________________________


Accepted by the Company this _____ day of __________________, 19__.

By _____________________________

Title __________________________

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                                    EXHIBIT 2
                                       TO
                            SIX RIVERS NATIONAL BANK
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT



                             BENEFICIARY DESIGNATION

I designate the following as beneficiary of benefits under the Supplemental Executive Retirement Agreement payable following my death:

Primary: _______________________________________________________________________

--------------------------------------------------------------------------------

Contingent: ____________________________________________________________________

--------------------------------------------------------------------------------

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(S) AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.


Signature ______________________

Date ___________________________


Accepted by the Company this _____ day of __________________, 19__.

By _____________________________

Title __________________________

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